[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        OCTOBER 31, 2001

[graphic omitted]

                                   MFS(R) INTERMEDIATE INVESTMENT
                                                  GRADE BOND FUND

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* -- President, MFS Investment             Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Ellen Moynihan*
William R. Gutow+ -- Private Investor and Real
Estate Consultant; Vice Chairman, Entertainment          SECRETARY
Management Company (video franchise)                     Stephen E. Cavan*

J. Atwood Ives+ -- Private Investor                      ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                                       CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of Business           INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ -- Private Investor                  kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* -- Senior Executive Vice                (or leave a message anytime).
President and Director, MFS Investment
Management                                               INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* -- Chairman and Chief                 P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ -- Independent Consultant               For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ -- Chairman Emeritus and                 8 p.m. Eastern time.
Director, North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
INVESTMENT ADVISER                                       business day from 9 a.m. to 5 p.m. Eastern
Massachusetts Financial Services Company                 time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
James J. Calmas*

TREASURER
James O. Yost*


* MFS Investment Management
+ Independent Trustee

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 7.48% and Class I shares 7.60%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 7.29% return over the same period for the fund's benchmark, the Lehman Brothers Intermediate Credit Index (the Lehman Index), which tracks U.S. government or investment-grade credit securities that must be rated investment-grade by Moody's Investors Service. The securities must have maturities from one year up to (but not including) 10 years. During the same period, the average intermediate investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.98%.

The fund's primary objective is to seek high current income consistent with prudent risk, and its secondary objective is to protect shareholders' capital. The fund invests in corporate bonds with ratings from "AAA" to "BBB" or in unrated bonds that we consider investment quality. The fund also invests in U.S. Treasury and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit-card receivables. The maturities of bonds in the fund are normally 10 years or less.

Short- and intermediate-term bonds were significant beneficiaries of the uncertainty created by a combination of economic weakness and the September 11 attacks. As bond yields plunged during the period, short- and intermediate-term bonds produced strong returns. Since the beginning of the year, the Federal Reserve Board (the Fed) has lowered interest rates 400 basis points, or 4.0%, to a rate of 2.5% at the end of the period. In response to the aggressive rate cuts, the yield curve regained its positive slope during the past 12 months, causing short- and intermediate-term bonds to outperform longer-term securities.

Spread sectors -- corporate, mortgage-backed, and asset-backed bonds -- produced positive returns, but results were mixed relative to government bonds. Deteriorating credit fundamentals caused by a slowing economy resulted in corporate and asset-backed securities lagging U.S. Treasuries during the period. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Mortgage-backed securities also trailed comparable duration -- a measure of interest rate sensitivity -- Treasuries due to a spike in refinance activity caused by lower mortgage rates. In this uncertain environment, our holdings in U.S. Treasuries and government agency bonds boosted performance.

While the fund maintained greater exposure to spread sectors relative to the Lehman Index, and these sectors lagged Treasuries, our overall security selection was strong, which allowed the fund to outpace the index. Performance was also aided by our avoidance of a number of insurance, lodging, airline, and leisure-related bonds that hurt the performance of the fund's index and Lipper category during the period.

The past six months have been good to bond investors, and we think this environment will continue in the near term. While there is cause for concern given the uncertain economic environment, the bond market has been telling us that investors have faith in the Fed's ability to eventually get the economy back on track. Against this backdrop, the outlook appears encouraging, especially for the corporate and asset-backed sectors of the market. In addition, we have found issuers with cash flows and earnings that appear healthy. We think interest rates and inflation will remain low and volatility in the bond market could dampen; in an environment such as this, we generally look to maintain the fund's significant exposure to corporate and asset-backed securities.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                                     6 Months          1 Year           Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +7.48%         +14.53%         +23.57%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --           +14.53%         + 7.76%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                     --           + 9.09%         + 5.92%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                                     6 Months          1 Year           Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +7.60%         +14.66%         +23.56%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --           +14.66%         + 7.76%
-------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, January 4, 1999, through
   October 31, 2001.
** Takes into account the maximum sales charge of 4.75%.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Intermediate Investment Grade Bond Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. The election of Trustees of the trust as follows.

                                                                      WITHHOLD
NOMINEE                                        FOR                   AUTHORITY
------------------------------------------------------------------------------

Jeffrey L. Shames                          118,066.450                  .000
John W. Ballen                             118,066.450                  .000
Lawrence H. Cohn, M.D.                     118,066.450                  .000
Sir J. David Gibbons, KBE                  118,066,450                  .000
William R. Gutow                           118,066.450                  .000
J. Atwood Ives                             118,066.450                  .000
Abby M. O'Neill                            118,066.450                  .000
Lawrence T. Perera                         118,066.450                  .000
William J. Poorvu                          118,066.450                  .000
Arnold D. Scott                            118,066.450                  .000
J. Dale Sherratt                           118,066.450                  .000
Elaine R. Smith                            118,066.450                  .000
Ward Smith                                 118,066.450                  .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                    NUMBER OF SHARES
      -------------------------------------------------------------------------
      For                                                      118,066.450
      Against                                                         .000
      Abstain                                                         .000

ITEM 3. The amendment or removal or addition of certain fundamental investment policies.

                                                    NUMBER OF SHARES
      -------------------------------------------------------------------------
      For                                           118,066,450
      Against                                              .000
      Abstain                                              .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                    NUMBER OF SHARES
      -------------------------------------------------------------------------
      For                                           118,066.450
      Against                                              .000
      Abstain                                              .000

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending April 30, 2002.

                                                    NUMBER OF SHARES
      -------------------------------------------------------------------------
      For                                           118,066.450
      Against                                              .000
      Abstain                                              .000

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

Bonds - 97.8%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 85.3%
  Aerospace & Defense - 1.2%
    Northrop Grumman Corp., 7s, 2006                       $    5    $    5,377
    Raytheon Co., 5.7s, 2003                                    9         9,284
                                                                     ----------
                                                                     $   14,661
--------------------------------------------------------------------------------
  Automotive - 4.6%
    DaimlerChrysler NA Holding Corp., 7.125s, 2003         $   10    $   10,395
    Ford Motor Credit Co., 6.875s, 2006                        23        23,550
    General Motors Acceptance Corp., 6.125s, 2006              15        14,939
    General Motors Acceptance Corp., 7.25s, 2011                8         8,089
                                                                     ----------
                                                                     $   56,973
--------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.0%
    Bankamerica Corp., 9.2s, 2003                          $   10    $   10,890
    Dime Bancorp, Inc., 9s, 2002                               10        10,581
    Natexis AMBS Co. LLC, 8.44s, 2049##                        15        16,283
                                                                     ----------
                                                                     $   37,754
--------------------------------------------------------------------------------
  Conglomerates - 1.3%
    General Electric Capital Corp., 7.5s, 2005             $   15    $   16,700
--------------------------------------------------------------------------------
  Consumer Cyclical - 0.4%
    Cendant Corp., 6.875s, 2006                            $    5    $    4,756
--------------------------------------------------------------------------------
  Construction Services - 1.3%
    Ingersoll-Rand Co., 5.75s, 2003                        $   15    $   15,528
--------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Waste Management, Inc., 7.375s, 2010                   $   17    $   18,152
--------------------------------------------------------------------------------
  Corporate Asset-Backed - 14.4%
    Americredit Automobile Receivable Trust, 5.78s, 2003   $    4    $    4,075
    Americredit Automobile Receivable Trust, 5.37s, 2008       15        15,734
    California Infrastructure SDG&E, 6.19s, 2005               10        10,373
    Citibank Credit Card Master Trust I, 5.5s, 2006            25        26,125
    Commercial Mortgage Pass-Through Certificate Class C,
      3.175s, 2003                                             10         9,994
    DaimlerChrysler Auto Trust, 4.21s, 2005                    10        10,218
    Discover Card Master Trust I, 5.85s, 2006                  20        20,856
    DLJ Commercial Mortgage Corp., 0s, 2005                   100         2,721
    GE Capital Mortgage Services, Inc., 6.035s, 2020           18        17,940
    GMAC Commercial Mortgage Security, Inc., 6.175s, 2033      10        10,532
    GS Mortgage Securities Corp. II, 6.06s, 2030                8         7,910
    PSE & G Transition Funding LLC, 5.74s, 2007                15        15,714
    Residential Asset Security Mortgage Pass-Through,
      7.735s, 2025                                             15        15,673
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014           10        10,222
                                                                     ----------
                                                                     $  178,087
--------------------------------------------------------------------------------
  Energy - Independent - 0.8%
    Anadarko Finance Co., 6.75s, 2011                      $   10    $   10,426
--------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Conoco Funding Co., 5.45s, 2006                        $   10    $   10,100
    Countrywide Home Loan, Inc., 6.85s, 2004                   16        17,151
    FleetBoston Financial Corp., 7.25s, 2005                    9         9,870
    KFW International Finance, Inc., 9.4s, 2004                 5         5,735
                                                                     ----------
                                                                     $   42,856
--------------------------------------------------------------------------------
  Financial Services - 7.4%
    Associates Corp. North America, 5.8s, 2004             $   10    $   10,498
    Citigroup, Inc., 7.25s, 2010                               15        16,616
    Lehman Brothers Holdings, Inc., 6.25s, 2003                18        18,777
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                              5         5,364
    Morgan Stanley Group, Inc., 6.01s, 2030                     8         8,311
    Morgan Stanley Group, Inc., 7.125s, 2003                   15        15,747
    National Rural Utilities Cooperative Finance,
      7.375s, 2003                                              7         7,372
    Pemex Project Funding Master Trust, 9.125s, 2010            8         8,400
                                                                     ----------
                                                                     $   91,085
--------------------------------------------------------------------------------
  Food & Beverage Products - 3.8%
    Coca-Cola Bottling Co., 8.56s, 2002                    $   14    $   14,260
    Coca-Cola Bottling Co., 6.375s, 2009                       10        10,092
    Kellogg Co., 6s, 2006                                       5         5,243
    Kraft Foods, Inc., 4.625s, 2006                             5         4,975
    Whitman Corp., 6s, 2004                                    12        12,577
                                                                     ----------
                                                                     $   47,147
--------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    International Paper Co., 6.75s, 2011                   $   10    $   10,234
--------------------------------------------------------------------------------
  Gaming - 0.4%
    Harrahs Operating Co., Inc., 7.125s, 2007              $    5    $    5,105
--------------------------------------------------------------------------------
  Healthcare - 0.8%
    Tenet Healthcare Corp., 5.375s, 2006                   $   10    $    9,999
--------------------------------------------------------------------------------
  Media - Cable - 2.9%
    Comcast Cable Commerce, Inc., 6.875s, 2009             $   10    $   10,462
    Time Warner Entertainment Co. LP, 9.625s, 2002             25        25,764
                                                                     ----------
                                                                     $   36,226
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.8%
    HCA Healthcare Co., 7.125s, 2006                       $   10    $   10,375
--------------------------------------------------------------------------------
  Oil Services - 2.1%
    Amerada Hess Corp., 6.65s, 2011                        $   10    $   10,252
    Kinder Morgan Energy Partners, LP, 6.75s, 2011             15        15,828
                                                                     ----------
                                                                     $   26,080
--------------------------------------------------------------------------------
  Pharmaceuticals - 1.3%
    American Home Prods Corp., 5.875s, 2004                $   15    $   15,779
--------------------------------------------------------------------------------
  Printing & Publishing - 0.9%
    News America Holdings, Inc., 8.5s, 2025                $   10    $   10,920
--------------------------------------------------------------------------------
  Real Estate - 0.4%
    Simon Debartolo Group L P, 6.75s, 2004                 $    5    $    5,139
--------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    MGM Mirage, Inc., 8.5s, 2010                           $    3    $    3,014
--------------------------------------------------------------------------------
  Retail - 0.4%
    K Mart Corp., 9.375s, 2006                             $    5    $    4,400
--------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Cox Communications, Inc., 7.75s, 2010                  $    5    $    5,494
    Cox Communications, Inc., 6.75s, 2011                       5         5,137
    GTE Corp., 9.1s, 2003                                      17        18,498
    Sprint Capital Corp., 7.125s, 2006                         10        10,617
    Telecomunica De Puerto Rico, 6.15s, 2002                   13        13,155
                                                                     ----------
                                                                     $   52,901
--------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    AT&T Wireless Services, Inc., 7.35s, 2006              $    6    $    6,358
    Bellsouth Corp., 5s, 2006                                  10        10,104
                                                                     ----------
                                                                     $   16,462
--------------------------------------------------------------------------------
  Telecom - Wireline - 2.0%
    Citizens Communications Co., 8.5s, 2006                $    8    $    8,661
    Worldcom, Inc., 7.375s, 2006                               15        15,800
                                                                     ----------
                                                                     $   24,461
--------------------------------------------------------------------------------
  Transportation - 0.9%
    Wells Fargo and Co., 7.2s, 2003                        $   10    $   10,594
--------------------------------------------------------------------------------
  U.S. Government Agencies - 7.8%
    Aid to Israel, 6.6s, 2008                              $   15    $   16,598
    FHLMC, 5s, 2021                                            10        10,222
    FNMA, 5.722s, 2009                                         30        31,491
    FNMA, 7s, 2015                                             19        19,449
    FNMA, 7.5s, 2015                                           18        19,023
                                                                     ----------
                                                                     $   96,783
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.4%
    U.S. Treasury Notes, 4.625s, 2006                      $   10    $   10,460
    U.S. Treasury Notes, 6.125s, 2007                           5         5,594
    U.S. Treasury Notes, 5s, 2011                              48        50,701
                                                                     ----------
                                                                     $   66,755
--------------------------------------------------------------------------------
  Utilities - 0.9%
    Nisource Finance Corp., 7.875s, 2010                   $   10    $   11,314
--------------------------------------------------------------------------------
  Utilities - Electric - 8.5%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011            $    6    $    6,510
    Allegheny Energy, Inc., 7.75s, 2005                        13        14,194
    Baltimore Gas & Electric Co., 6.75s, 2002                  13        13,497
    Dominion Resources, Inc., 8.125s, 2010                     15        17,205
    Enersis S.A., 6.6s, 2026                                    4         4,089
    Entergy Mississippi, Inc., 6.2s, 2004                      10        10,428
    Narragansett Electric Co., 7.83s, 2002                      2         2,068
    Niagara Mohawk Power Corp., 5.375s, 2004                    5         5,043
    PSEG Power LLC, 7.75s, 2011                                15        16,445
    Wisconsin Energy Corp., 5.875s, 2006                       15        15,650
                                                                     ----------
                                                                     $  105,129
--------------------------------------------------------------------------------
Total U.S. Bonds                                                     $1,055,795
--------------------------------------------------------------------------------
Foreign Bonds - 12.5%
  Canada - 5.5%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)      $    8    $    5,680
    Government of Canada, 5.25s, 2008                          12        12,526
    Hydro Quebec, 6.3s, 2011                                   15        16,193
    Province of Ontario, 7.375s, 2003                          20        21,246
    Province of Quebec, 8.8s, 2003                             11        11,989
                                                                     ----------
                                                                     $   67,634
--------------------------------------------------------------------------------
  France - 1.3%
    France Telecom SA, 7.2s, 2006 (Telecommunications)     $   15    $   16,041
--------------------------------------------------------------------------------
  Germany - 1.3%
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks &
      Credit Cos.)                                         $   15    $   16,538
--------------------------------------------------------------------------------
  Mexico - 0.6%
    Banco Nacional de Commerce, 11.25s, 2006 (Banks &
      Credit Cos.)                                         $    5    $    5,798
    United Mexican States, 8.375s, 2011                         2         2,045
                                                                     ----------
                                                                     $    7,843
--------------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007 (Banks & Credit
      Cos.)                                                $    5    $    5,343
--------------------------------------------------------------------------------
  United Kingdom - 3.4%
    British Telecom PLC, 4.445s, 2003 (Telecommunications) $   14    $   14,130
    Hanson PLC, 7.875s, 2010 (Building Products)               15        16,513
    Royal Bank Scotland, 8.817s, 2049 (Banks & Credit
      Cos.)                                                    10        11,099
                                                                     ----------
                                                                     $   41,742
--------------------------------------------------------------------------------
Total Foreign Bonds                                                  $  155,141
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,159,322)                            $1,210,936
--------------------------------------------------------------------------------
Short-Term Obligations - 2.4%
--------------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                            $   22    $   22,000
    New Center Asset Trust, due 11/01/01                        6         6,000
    UBS Finance, Inc., due 11/01/01                             1         1,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                      $   29,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,188,322)                      $1,239,936

Other Assets, Less Liabilities - (0.2)%                                  (2,276)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,237,660
--------------------------------------------------------------------------------

## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
OCTOBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,188,322)                $1,239,936
  Cash                                                                      314
  Interest and dividends receivable                                      18,561
  Receivable for daily variation margin on open futures
    contracts                                                               422
                                                                     ----------
      Total assets                                                   $1,259,233
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   20,352
  Payable to investment adviser                                           1,221
                                                                     ----------
      Total liabilities                                              $   21,573
                                                                     ----------
Net assets                                                           $1,237,660
                                                                     ==========
Net assets consist of:
  Paid-in-capital                                                    $1,201,552
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                         60,331
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (23,047)
  Accumulated distributions in excess of net investment income           (1,176)
                                                                     ----------
      Total                                                          $1,237,660
                                                                     ==========
Shares of beneficial interest outstanding                              120,868
                                                                       =======
Class A shares:
  Net asset value per share
    (net assets of $253,198 / 24,717 shares of beneficial
      interest outstanding)                                            $10.24
                                                                       ======
  Offering price per share (100 / 95.25 of net asset value per
    share)                                                             $10.75
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share
    (net assets of $984,462 / 96,151 shares of beneficial
    interest outstanding)                                              $10.24
                                                                       ======

See notes to financial statements.

Statements of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                      $ 38,089
                                                                       --------
  Expenses -
    Management fee                                                     $  2,968
    Shareholder servicing agent fee                                         594
    Administrative fee                                                       62
    Auditing fees                                                        10,253
    Registration fees                                                     2,125
    Custodian fee                                                           600
    Printing                                                              5,353
    Legal fees                                                            6,631
    Postage                                                                   8
    Miscellaneous                                                           174
                                                                       --------
      Total expenses                                                   $ 28,768
    Fees paid indirectly                                                   (230)
    Reduction of expenses by investment adviser                         (28,538)
                                                                       --------
      Net expenses                                                     $   --
                                                                       --------
        Net investment income                                          $ 38,089
                                                                       --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                            $  1,629
    Future contracts                                                      2,569
                                                                       --------
      Net realized gain on investments                                 $  4,198
                                                                       --------
  Change in unrealized appreciation -
    Investments                                                        $ 40,807
    Futures contracts                                                     3,813
                                                                       --------
      Net unrealized gain on investments                               $ 44,620
                                                                       --------
        Net realized and unrealized gain on investments                $ 48,818
                                                                       --------
          Increase in net assets from operations                       $ 86,907
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED             YEAR ENDED
                                                                     OCTOBER 31, 2001         APRIL 30, 2001
                                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                    $   38,089             $   75,936
  Net realized gain on investments                                              4,198                 10,002
  Net unrealized gain on investments                                           44,620                 43,181
                                                                           ----------             ----------
      Increase in net assets from operations                               $   86,907             $  129,119
                                                                           ----------             ----------
Distributions declared to shareholders -
  From net investment income (Class A)                                     $   (8,135)            $  (60,843)
  From net investment income (Class I)                                        (31,641)               (15,001)
                                                                           ----------             ----------
      Total distributions declared to shareholders                         $  (39,776)            $  (75,844)
                                                                           ----------             ----------
Net increase in net assets from fund share transactions                    $   39,769             $   75,829
                                                                           ----------             ----------
      Total increase in net assets                                         $   86,900             $  129,104
Net assets:
  At beginning of period                                                    1,150,760              1,021,656
                                                                           ----------             ----------
  At end of period (including distribution in excess of net investment income and accumulated undistributed net investment income of $1,176
    and $511, respectively)                                                $1,237,660             $1,150,760
                                                                           ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED          YEAR ENDED APRIL 30,       PERIOD ENDED
                                                                OCTOBER 31,       ---------------------------      APRIL 30,
                                                                       2001             2001             2000          1999*
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 9.85           $ 9.38           $ 9.88         $10.00
                                                                     ------           ------           ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                           $ 0.32           $ 0.67           $ 0.64         $ 0.18
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                   0.41             0.48            (0.49)         (0.14)
                                                                     ------           ------           ------         ------
      Total from investment operations
                                                                     $ 0.73           $ 1.15           $ 0.15         $ 0.04
                                                                     ------           ------           ------         ------
Less distributions declared to shareholders from net
  investment income                                                  $(0.34)          $(0.68)          $(0.65)        $(0.16)
                                                                     ------           ------           ------         ------
Net asset value - end of period                                      $10.24           $ 9.85           $ 9.38         $ 9.88
                                                                     ======           ======           ======         ======
Total return(+)                                                        7.48%++         12.63%            1.62%          0.44%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.04%+           0.03%            0.04%          0.27%+
  Net investment income(S)(S)                                          6.38%+           7.02%            6.69%          5.53%+
Portfolio turnover                                                       50%             133%             147%           155%
Net assets at end of period (000 Omitted)                              $253             $235           $1,022         $1,005

  (S) Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid
      MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                 $ 0.08           $ 0.28           $ 0.25         $(0.09)
        Ratios (to average net assets):
          Expenses##                                                   4.83%+           4.13%            4.10%          8.60%+
          Net investment income (loss)                                 1.59%+           2.92%            2.63%         (2.80)%+

     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the result would have been lower. (S)(S)
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.27%. Per share, ratios, and supplemental data for periods prior to
       May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED          YEAR ENDED APRIL 30,       PERIOD ENDED
                                                                OCTOBER 31,       ---------------------------      APRIL 30,
                                                                       2001             2001             2000          1999*
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 9.84           $ 9.38           $ 9.87         $10.00
                                                                     ------           ------           ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                           $ 0.32           $ 0.68           $ 0.65         $ 0.19
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                   0.42             0.46            (0.49)         (0.16)
                                                                     ------           ------           ------         ------
      Total from investment operations                               $ 0.74           $ 1.14           $ 0.16         $ 0.03
                                                                     ------           ------           ------         ------
Less distributions declared to shareholders from net
  investment income                                                  $(0.34)          $(0.68)          $(0.65)        $(0.16)
                                                                     ------           ------           ------         ------
Net asset value - end of period                                      $10.24           $ 9.84           $ 9.38         $ 9.87
                                                                     ======           ======           ======         ======
Total return                                                           7.60%++         12.52%            1.72%          0.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.04%+           0.03%            0.04%          0.27%+
  Net investment
income(S)(S)                                                           6.38%+           6.96%            6.80%          5.43%+
Portfolio turnover                                                       50%             133%             147%           155%
Net assets at end of period (000 Omitted)                              $984             $915                0+++           0+++

  (S) Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid
      MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                 $ 0.08           $ 0.28           $ 0.30         $(0.09)
        Ratios (to average net assets):
          Expenses##                                                   4.83%+           4.13%            3.75%          8.25%+
          Net investment income (loss)                                 1.59%+           2.86%            3.09%         (2.55)%+

     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.27%. Per share, ratios, and supplemental data for periods prior to
       May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Intermediate Investment Grade Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $22,101, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not being imposed by the Trustees for the fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended April 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                        $156,852             $112,188
                                                  --------             --------
Investments (non-U.S. government securities)      $507,258             $456,045
                                                  --------             --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $1,194,900
                                                                     ----------
Gross unrealized appreciation                                        $   52,206
Gross unrealized depreciation                                            (7,170)
                                                                     ----------
    Net unrealized appreciation                                      $   45,036
                                                                     ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED OCTOBER 31, 2001      YEAR ENDED APRIL 30, 2001
                                        ----------------------------------     --------------------------
                                                     SHARES        AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                            --         $  --            --          $   --
Shares issued to shareholders in reinvestment
  of distributions                                      810         8,130         6,336           60,841
Shares reacquired                                      --            --         (91,370)        (900,766)
                                                      -----       -------       -------        ---------
    Net increase (decrease)                             810       $ 8,130       (85,034)       $(839,925)
                                                      =====       =======       =======        =========

Class I shares
                                         SIX MONTHS ENDED OCTOBER 31, 2001      YEAR ENDED APRIL 30, 2001
                                        ----------------------------------     --------------------------
                                                     SHARES        AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                            --         $  --          91,463        $ 900,760
Shares issued to shareholders in reinvestment
  of distributions                                    3,155        31,639         1,517           14,994
Shares reacquired                                      --            --            --              --
                                                      -----       -------       -------        ---------
    Net increase                                      3,155       $31,639        92,980        $ 915,754
                                                      =====       =======       =======        =========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2001, was $6. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                      UNREALIZED
DESCRIPTION            EXPIRATION      CONTRACTS       POSITION     APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Notes        Dec-01              1          Short           $3,813

At October 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to May 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,904 reduction in cost of securities and a corresponding $4,904 increase in net unrealized appreciation, based on securities held by the fund on April 30, 2001.

The effect of this change for the six months ended October 31, 2001, was to decrease net investment income by $1,606, increase net unrealized appreciation by $1,434, and increase net realized gains by $172. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        INC-3B 12/01 600C